UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2021
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
14221 N. Dallas Parkway, Suite 1100,
Dallas, Texas 75254-2957
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
ValueAct Repurchase
On December 31, 2021, Trinity Industries, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Repurchase Agreement”) with ValueAct Capital Master Fund, L.P. (“ValueAct”) to repurchase approximately 8.78 million shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for $28.49 per share in a privately negotiated transaction. The price per share represents a discount of 3.5% from the closing price for a share of Common Stock on the New York Stock Exchange on December 30, 2021.
The aggregate purchase price for the shares repurchased from ValueAct is $250 million. The Company repurchased the shares using proceeds from the Sale (as defined below). The Repurchase Agreement contains customary representations, warranties, and covenants of the parties.
The repurchase from ValueAct pursuant to the Repurchase Agreement was approved by the Company’s Board of Directors (the “Board”) separately from, and will not reduce the authorized amount remaining under, the existing $250 million share repurchase program approved by the Board in September 2021 (the “Existing Program”).
The foregoing description of the Repurchase Agreement is a summary and is qualified in its entirety by the terms of the Repurchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as though fully set forth herein.
Accelerated Share Repurchase Program
On December 31, 2021, the Company entered into an accelerated share repurchase program (the “ASR Program”) with JPMorgan Chase Bank, National Association (“JPM”) to repurchase $125 million of Common Stock as part of the Existing Program.
Under the terms of the ASR Program, the Company has agreed to repurchase from JPM $125 million of Common Stock, with an initial delivery of approximately 3.31 million shares based on current market prices. Upon final settlement, the Company may be entitled to receive additional shares of Common Stock from JPM or, under certain circumstances, the Company may be required to deliver shares or make a cash payment, at its option, to JPM. The final number of shares to be repurchased will be based on the Company’s volume-weighted average stock price, less a discount, during the term of the ASR Program, which is expected to be completed by the third quarter of 2022. The Company will fund the ASR Program with proceeds from the Sale.
The ASR Program is governed by the Master Confirmation dated November 16, 2018, between the Company and JPM (the “Master Confirmation”). The Master Confirmation contains the principal provisions governing the ASR Program, including, but not limited to, the mechanism used to determine the number of shares that will be delivered and the timing of such delivery, the circumstances under which JPM is permitted to make adjustments, the circumstances under which the ASR Program may be terminated early, and various acknowledgments, representations and warranties made by the Company and JPM to one another.
The foregoing description of the ASR Program is a summary and is qualified in its entirety by the terms of the Master Confirmation. The Master Confirmation was filed as Exhibit 10.1 to the Company’s Form 8-K filed on November 16, 2018, and is incorporated herein by reference.
Forward-Looking Statements
Some statements in this Current Report on Form 8-K, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about the Company’s estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities, and any other statements regarding events or developments that the Company believes or anticipates will or may occur in the future, including the financial and operational impacts of the COVID-19 pandemic. The Company uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting the Company’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by the Company’s Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On December 31, 2021, the Company completed the sale (the “Sale”) of Trinity Highway Products, LLC (“THP”), a wholly-owned subsidiary of the Company, and certain direct and indirect subsidiaries of THP, to Rush Hour Intermediate II, LLC (“Buyer”), an entity owned by an affiliated investment fund of Monomoy Capital Partners (“Monomoy”), for a sale price of approximately $375 million. The Sale was made pursuant to the terms of a previously announced Purchase and Sale Agreement (the “Purchase Agreement”) dated November 3, 2021, between Buyer and the Company.
The foregoing description of the Sale and the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the Purchase Agreement, which was attached as Exhibit 2.1 to the Company’s Form 8-K filed November 4, 2021, and is incorporated herein by reference. The representations, warranties, and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, THP, Buyer, Monomoy, or any of their respective subsidiaries, affiliates, or businesses. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations, warranties, and covenants in the Purchase Agreement not in isolation, but only in conjunction with the other information the Company includes in reports, statements, and other filings with the Securities and Exchange Commission.
Item 8.01 Other Events.
On December 31, 2021, the Company issued a press release announcing the repurchase of shares from ValueAct, the ASR Program, and the closing of the Sale. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:

NO.	DESCRIPTION
10.1	Stock Purchase Agreement dated December 31, 2021, by and between Trinity Industries, Inc. and ValueAct Capital Master Fund, L.P.
99.1	Press Release, dated December 31, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

January 5, 2022	By:	/s/ Eric R. Marchetto
Name: Eric R. Marchetto
Title: Executive Vice President and Chief Financial Officer